                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       AIM STRATEGIC INCOME FUND, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     (5) Total fee paid:

- - --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- - --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- - --------------------------------------------------------------------------------
     (3) Filing Party:

- - --------------------------------------------------------------------------------
     (4) Date Filed:

- - --------------------------------------------------------------------------------

                        AIM STRATEGIC INCOME FUND, INC.
                               11 GREENWAY PLAZA
                                   SUITE 1919
                              HOUSTON, TEXAS 77046

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 1995

TO THE SHAREHOLDERS OF AIM STRATEGIC INCOME FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AIM Strategic Income Fund, Inc. (the "Fund") will be held on Tuesday, April 25, 1995, at 3:00 p.m. Central time, at the offices of the Fund, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, for the following purposes:

     1. To elect two directors, each to serve until the expiration of a three-year term, or until a successor is duly elected and qualified;

     2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent auditors for the Fund for its fiscal year ending December 31, 1995; and

     3. To transact any other business, not currently contemplated, that may properly come before the meeting, in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on March 6, 1995, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE FUND. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE ANNUAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors,

                                          CAROL F. RELIHAN
                                          Secretary

March 15, 1995

                        AIM STRATEGIC INCOME FUND, INC.

                               11 GREENWAY PLAZA
                                   SUITE 1919
                              HOUSTON, TEXAS 77046

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 25, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AIM Strategic Income Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on April 25, 1995. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person.

     The Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The estimated cost of such services is $3,800 and such cost is not expected to have a material effect on the net asset value of the Fund. The Fund expects to solicit proxies principally by mail, but the Fund or SCC may also solicit proxies by telephone or personal interview. The expenses of this solicitation and the Meeting will be paid by the Fund.

     This Proxy Statement was first mailed to shareholders on or about March 15, 1995.

     THE MOST RECENT ANNUAL REPORT FOR THE FUND IS AVAILABLE AT NO COST TO FUND SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST BY CONTACTING THE FUND AT 11 GREENWAY PLAZA, SUITE 1919, HOUSTON, TX 77046, OR BY CALLING 1-800-347-4246.

     UNLESS SPECIFIC INSTRUCTIONS ARE GIVEN TO THE CONTRARY, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED BY THE PROXY, OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE ELECTION OF DIRECTORS AS SET FORTH BELOW AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FUND. ABSTENTIONS AND BROKER NON-VOTES WILL BE COUNTED AS SHARES PRESENT AT THE MEETING FOR QUORUM PURPOSES, BUT WILL NOT BE COUNTED AS VOTES CAST AND WILL HAVE NO AFFECT ON THE RESULTS OF THE VOTE.

     The Board of Directors has fixed the close of business on March 6, 1995, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of that date, there were 6,976,644 outstanding shares of common stock of the Fund, with each share being entitled to one vote on each matter to come properly before the Meeting.

     Assuming a quorum of a majority of the outstanding shares entitled to vote at the Meeting is present, the affirmative vote of a plurality of all votes cast at the Meeting is required for the election of directors (Proposal 1 below) and the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Fund (Proposal 2 below).

     If a quorum is not present by the time scheduled for the Meeting, or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. No adjournment will be for a period ending later than June 2, 1995. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned Meeting. Dissenting shareholders have no rights of appraisal or similar rights with respect to the proposals herein.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     Both of the nominees for director are presently directors of the Fund and also serve as directors, trustees or officers of some or all of the open-end investment companies managed or advised by A I M Advisors, Inc. ("AIM"). Both of the nominees for director have served as directors of the Fund since the inception of the Fund in March of 1989.

     Each director who is elected at the Meeting will serve in such capacity for a three year term or until his successor is elected and qualified. Each of the nominees has agreed to serve as a director if elected. If either of the nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees as the directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") may recommend. It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies "FOR" the election of the two nominees listed below.

     The following schedule sets forth certain information concerning each of the nominees.

                                                                        NOMINATED
                                                                          FOR A
                                                                          TERM
                                                                           TO
                                                                         EXPIRE
                                                                           AT
                                                                         ANNUAL       NUMBER
                                                                         MEETING        OF
                 NAME, AGE, PRINCIPAL OCCUPATION                         TO BE         FUND
                   AND AFFILIATIONS DURING THE                            HELD        SHARES
                         PAST FIVE YEARS                                  IN:         OWNED(1)
- - ------------------------------------------------------------------       ------       ------
Gary T. Crum (47)
  Director and President, A I M Capital Management, Inc.; Director        1998        10,000
  and Senior Vice President, A I M Management Group Inc., A I M
  Advisors, Inc., A I M Global Associates, Inc., A I M Global
  Holdings, Inc. and AIM Global Ventures Co.; Director, A I M
  Distributors, Inc.; and Senior Vice President, AIM Global
  Advisors Limited. (2)
Owen Daly II (70)
  Director, Cortland Trust, Inc. (investment company). Formerly,          1998         1,000
  Director, CF & I Steel Corp., Monumental Life Insurance Company
  and Monumental General Insurance Company; and Chairman of the
  Board of Equitable Bancorporation. (3)

- - ------------

(1) Data indicate, to the best knowledge of the Fund, the number of Fund shares owned as of March 6, 1995. As of March 6, 1995, each director who beneficially owned shares of the Fund and all directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

(2) Mr. Crum is an "interested person" of the Fund, as defined in the 1940 Act, primarily because of his positions with AIM, the Fund's investment advisor, and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

(3) Mr. Daly is a member of the Audit Committee and Nominating and Compensation Committee and is Chairman of the Investments Committee.

     The following schedule sets forth certain information about the other directors of the Fund:

                                                                          ELECTED
                                                                           FOR A
                                                                           TERM
                                                                            TO
                                                                          EXPIRE
                                                                            AT
                                                                          ANNUAL      NUMBER
                                                                          MEETING       OF
                  NAME, AGE, PRINCIPAL OCCUPATION                         TO BE        FUND
                    AND AFFILIATIONS DURING THE                           HELD        SHARES
                          PAST FIVE YEARS                                  IN:        OWNED(1)
- - -------------------------------------------------------------------       -----       ------
Robert H. Graham (48)
  Director, President and Chief Operating Officer, A I M Management       1996         1,481
  Group Inc.; Director and President, A I M Advisors, Inc.;
  Director and Executive Vice President, A I M Distributors, Inc.;
  Director and Senior Vice President, A I M Capital Management,
  Inc., A I M Fund Services, Inc., A I M Global Associates, Inc.,
  A I M Global Holdings, Inc., AIM Global Ventures Co., A I M
  Institutional Fund Services, Inc., and Fund Management Company;
  and Senior Vice President, AIM Global Advisors Limited (2)
Lewis F. Pennock (52)
  Attorney in private practice in Houston, Texas. (3)                     1996           773
John F. Kroeger (70)
  Trustee, Flag Investors International Trust; and Director, Alex.        1997         3,874
  Brown Cash Reserve Fund, Inc., Flag Investors Emerging Growth
  Fund, Inc., Flag Investors Intermediate Term Income Fund, Inc.,
  Flag Investors Quality Growth Fund, Inc., Flag Investors Maryland
  Intermediate Tax-Free Income Fund, Inc., Flag Investors Telephone
  Income Fund, Inc., Flag Investors Total Return U.S. Treasury
  Fund, Inc., Flag Investors Value Builder Fund, Inc., Managed
  Municipal Fund, Inc., and North American Government Bond Fund,
  Inc. (investment companies). Formerly, Consultant, Wendell &
  Stockel Associates, Inc. (consulting firm). (3)
Charles T. Bauer (76)
  Director, Chairman and Chief Executive Officer, A I M Management        1997         2,000
  Group Inc.; Chairman of the Board of Directors, A I M Advisors,
  Inc., A I M Capital Management, Inc., A I M Distributors, Inc.,
  A I M Fund Services, Inc., A I M Global Associates, Inc., A I M
  Global Holdings, Inc., A I M Institutional Fund Services, Inc.
  and Fund Management Company; and Director, AIM Global Advisors
  Limited, A I M Global Management Company Limited and AIM Global
  Ventures Co. (2)(4)

- - ------------

(1) Data indicate, to the best knowledge of the Fund, the number of Fund shares owned as of March 6, 1995. As of March 6, 1995, each director who beneficially owned shares of the Fund and all directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

(2) Messrs. Graham and Bauer are "interested persons" of the Fund, as defined in the 1940 Act, primarily because of their positions with AIM, the Fund's investment advisor, and its affiliated
                                         (Footnotes continued on following page)
    companies, as set forth above, and through their ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

(3) Messrs. Pennock and Kroeger are members of the Fund's Audit Committee, Investments Committee and Nominating and Compensation Committee. Mr. Pennock serves as Chairman of the Nominating and Compensation Committee and Mr. Kroeger serves as Chairman of the Audit Committee.

(4) Mr. Bauer is a member of the Fund's Investments Committee.

     Directors of the Fund are elected in three classes. At each annual meeting of shareholders of the Fund, directors are elected to succeed those directors whose terms expire, and each newly-elected director is elected for a three-year term. Accordingly, only directors in any one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors.

     Such a system of electing directors may have the effect of maintaining the continuity of management and may make it more difficult for the Fund's shareholders to change a majority of the Board of Directors. However, under Maryland law, procedures are available for the removal of directors even if they are not then standing for election; these procedures require a two-thirds vote of shareholders. The Securities and Exchange Commission (the "Commission") has also promulgated regulations that provide for the inclusion of shareholder proposals in management's proxy statements, which may enable shareholders to change the composition of the Board of Directors.

     Each director of the Fund other than Mr. Gary T. Crum is also a director or a trustee of AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co.

     During the fiscal year ended December 31, 1994, the Fund's Board of Directors met nine times, the Audit Committee met four times, the Investments Committee met four times and the Nominating and Compensation Committee met three times. During such fiscal year, all of the Fund's directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

     The functions of the Audit Committee include (i) advising the Board of Directors with regard to the appointment of the Fund's independent auditors,
(ii) reviewing and approving audit and non-audit services provided by the Fund's independent auditors, (iii) meeting with the financial officers of the Fund to review the conduct of accounting and internal controls, and (iv) meeting with AIM's general counsel and Fund counsel to review legal issues that may impact the financial reporting process. The Nominating and Compensation Committee does not consider nominees for director recommended by shareholders. None of the members of the Audit Committee are "interested persons" of the Fund as defined by the 1940 Act.

     The functions of the Investments Committee include (i) assisting the Fund's Board of Directors in carrying out its oversight responsibilities in specific areas of investment management which require a continuous focus, (ii) overseeing AIM's investment-related compliance systems and procedures with respect to the Fund, and (iii) remaining apprised of regulatory developments affecting AIM's investment activities with respect to the Fund.

     The functions of the Nominating and Compensation Committee include (i) nominating persons for election as dis-interested directors (as defined by the 1940 Act) (a) as additions to the Fund's Board of Directors, (b) to fill vacancies which, from time to time, may occur on the Fund's Board of Directors, and (c) for election by shareholders of the Fund at meetings called for the election of directors and (ii) reviewing from time to time, the compensation payable to the dis-interested directors (as defined by the 1940 Act) and to make recommendations to the Fund's Board of Directors with respect thereto. None of the members of the Nominating and Compensation Committee are "interested persons" of the Fund as defined by the 1940 Act.

REMUNERATION OF DIRECTORS

     Each director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Fund is compensated for his services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of certain other investment companies advised or managed by AIM. Each such director receives a fee, allocated among such investment companies, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1994 for each director of the Fund:

                                                                   RETIREMENT
                                                                    BENEFITS            TOTAL
                                                  AGGREGATE          ACCRUED        COMPENSATION
                                                 COMPENSATION        BY ALL           FROM ALL
                   DIRECTOR                      FROM FUND(1)     AIM FUNDS(2)      AIM FUNDS(3)
- - -----------------------------------------------  ------------     -------------     -------------
Charles T. Bauer...............................    $      0        $         0       $         0
Gary T. Crum...................................    $      0        $         0       $         0
Owen Daly II...................................    $ 713.45        $ 14,375.00       $ 45,843.75
Robert H. Graham...............................    $      0        $         0       $         0
John F. Kroeger................................    $ 713.45        $ 20,517.00       $ 45,843.75
Lewis F. Pennock...............................    $ 713.45        $  5,093.00       $ 45,843.75

- - ---------------
(1) The total amount of compensation deferred by all Directors of the Fund during the fiscal year ended December 31, 1994, including interest earned thereon, was $1,516.78.

(2) During the fiscal year ended December 31, 1994, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $163.82.

(3) Messrs. Bauer, Daly, Graham, Kroeger and Pennock each serves as a Director or Trustee of a total of 11 AIM Funds. Mr. Crum serves as Director of only the Fund. Data reflect total compensation earned during the calendar year ended December 31, 1994.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each eligible director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 5% of such Director's compensation paid by the AIM Funds multiplied by the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than five years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming various final annual compensation and years of service classifications. The estimated credited years of service for Messrs. Daly, Kroeger and Pennock are 8, 17 and 13, respectively.

               NUMBER OF
               YEARS OF                     FINAL ANNUAL COMPENSATION PAID BY ALL AIM FUNDS
             SERVICE WITH                -----------------------------------------------------
             THE AIM FUNDS               $40,000        $45,000        $50,000        $55,000
- - ---------------------------------------  --------       --------       --------       --------
      10...............................  $ 20,000       $ 22,500       $ 25,000       $ 27,500
       9...............................  $ 18,000       $ 20,250       $ 22,500       $ 24,750
       8...............................  $ 16,000       $ 18,000       $ 20,000       $ 22,000
       7...............................  $ 14,000       $ 15,750       $ 17,500       $ 19,250
       6...............................  $ 12,000       $ 13,500       $ 15,000       $ 16,500
       5...............................  $ 10,000       $ 11,250       $ 12,250       $ 13,750

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly and Kroeger (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's retirement benefits commence under the Plan. The Fund's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Fund. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

REQUIRED VOTE

     Assuming a quorum of a majority of the outstanding shares entitled to vote at the Meeting is present or represented at the Meeting, the affirmative vote of a plurality of all votes cast is required for the election of the directors.

                                  PROPOSAL 2:
               RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

     The Board of Directors, including all of the directors who are not "interested persons" of the Fund, has unanimously appointed KPMG Peat Marwick LLP as independent auditors to examine and to report on the financial statements of the Fund for the fiscal year ending December 31, 1995, and has voted to submit such appointment to shareholders for ratification at the Meeting. Such appointment is expressly conditioned upon the right of the Fund, by a vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) at a meeting called for the purpose, to terminate such appointment forthwith without penalty. KPMG Peat Marwick LLP has no direct or indirect financial interest in the Fund.

     The Fund has engaged KPMG Peat Marwick LLP to provide the Fund with certain non-audit services in addition to its services as independent auditors. These additional services include the review of the Fund's federal income tax and federal excise tax returns. At a meeting held on December 7, 1994, the Audit Committee and the Board of Directors reviewed the non-audit services provided to the Fund, and the fees for such services. The Board of Directors concluded that the provision of such non-audit services would not impair the independence of KPMG Peat Marwick LLP as auditors for the Fund.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have the opportunity to make such statements as they desire. Such representatives are expected to be available to respond to appropriate questions from shareholders.

REQUIRED VOTE AND DIRECTORS' RECOMMENDATION

     Assuming a quorum of a majority of the outstanding shares entitled to vote at the Meeting is present or represented at the Meeting, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Fund's fiscal year ending December 31, 1995. The Board of Directors recommends that shareholders vote FOR approval of Proposal 2.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF THE FUND

     The executive officers of the Fund and their principal occupations are set forth below. The term of office of each of such officers is one year and until his successor shall have been elected and qualified. Each of these officers also serves as director, trustee or officer of some or all of the open-end management investment companies managed or advised by AIM or its affiliates. Each such person has served as an officer of the Fund since its inception in March of 1989, except Mr. Cox and Mr. Sachnowitz who have served as officers of the Fund since March, 1992 and March, 1990, respectively.

                                                                                     NUMBER OF
                                     PRINCIPAL OCCUPATION                           FUND SHARES
EXECUTIVE OFFICE HELD IN THE FUND    FOR THE LAST FIVE YEARS                         OWNED(1)
- - ---------------------------------    -----------------------                        -----------
Charles T. Bauer                     See "Election of Directors."                       2,000
  Chairman
  Age: 76

Robert H. Graham                     See "Election of Directors."                       1,481
  President
  Age: 48

Gary T. Crum                         See "Election of Directors."                      10,000
  Senior Vice President
  Age: 47

John J. Arthur                       Senior Vice President and Treasurer, A I M             0
  Senior Vice President and          Advisors, Inc.; and Vice President and
  Treasurer                          Treasurer, A I M Management Group Inc., A I M
  Age: 50                            Distributors, Inc., A I M Capital Management,
                                     Inc., A I M Fund Services, Inc., A I M
                                     Institutional Fund Services, Inc. and Fund
                                     Management Company; and Vice President AIM
                                     Global Advisors Limited, A I M Global
                                     Associates, Inc., A I M Global Holdings,
                                     Inc., and AIM Global Ventures Co.

William H. Kleh                      Director, Chairman and President, AIM Global           0
  Senior Vice President              Ventures Co.; Director and Managing Director,
  Age: 49                            AIM Global Advisors Limited; Director and
                                     President, A I M Global Associates, Inc. and
                                     A I M Global Holdings, Inc.; Director and
                                     Senior Vice President, A I M Advisors, Inc.;
                                     Director and Vice President, A I M Capital
                                     Management, Inc. and Fund Management Company;
                                     Director, A I M Global Management Company
                                     Limited; Senior Vice President, A I M
                                     Management Group Inc.; and Vice President,
                                     A I M Distributors, Inc. and A I M Fund
                                     Services, Inc.

                                             (Table continued on following page)

                                                                                     NUMBER OF
                                     PRINCIPAL OCCUPATION                           FUND SHARES
EXECUTIVE OFFICE HELD IN THE FUND    FOR THE LAST FIVE YEARS                         OWNED(1)
- - ---------------------------------    -----------------------                        -----------
Carol F. Relihan                     Vice President, General Counsel and                    0
  Vice President and                 Secretary, A I M Advisors, Inc., A I M Fund
  Secretary                          Services, Inc., A I M Institutional Fund
  Age: 40                            Services, Inc., A I M Management Group, Inc.
                                     and Fund Management Company; Vice President
                                     and Secretary, A I M Distributors, Inc.,
                                     A I M Global Associates, Inc., and A I M
                                     Global Holdings, Inc.; Vice President and
                                     Assistant Secretary, AIM Global Ventures Co.
                                     and AIM Global Advisors Limited; and
                                     Secretary, A I M Capital Management, Inc.

Dana R. Sutton                       Vice President and Fund Controller, A I M              0
  Vice President and                 Advisors, Inc. and Assistant Vice President
  Assistant Treasurer                and Assistant Treasurer, Fund Management
  Age: 36                            Company.

David P. Barnard                     Vice President, A I M Capital Management,            133
  Vice President                     Inc.
  Age: 46

Melville B. Cox                      Vice President, A I M Advisors, Inc., A I M            0
  Vice President                     Fund Services, Inc., A I M Capital
  Age: 51                            Management, Inc. and A I M Institutional Fund
                                     Services, Inc.; and Assistant Vice President,
                                     A I M Distributors, Inc. and Fund Management
                                     Company. Formerly Vice President, Charles
                                     Schwab & Co., Inc.; Assistant Secretary,
                                     Charles Schwab Family of Funds and Schwab
                                     Investments; Chief Compliance Officer,
                                     Charles Schwab Investment Management, Inc.;
                                     and Vice President, Integrated Resources Life
                                     Insurance Co. and Capitol Life Insurance Co.

Lanny H. Sachnowitz                  Vice President, A I M Capital Management,              0
  Vice President                     Inc.
  Age: 30

- - ---------------

(1) Data indicate, to the best knowledge of the Fund, the number of Fund shares owned as of March 6, 1995. As of March 6, 1995, each executive officer of the Fund who beneficially owned shares of the Fund and all directors and officers as a group owned less than 1% of outstanding shares of the Fund.

     All of the Fund's executive officers hold similar offices with some or all of the open-end investment companies managed or advised by AIM. Officers of the Fund receive no direct remuneration in such capacity from the Fund. The salaries and other remuneration of the officers and directors of the Fund who are officers, directors or employees of A I M Management Group Inc. ("AIM Management") are borne by AIM Management.

THE ADVISOR AND ITS AFFILIATES

     A I M Advisors, Inc. ("AIM") has served as investment advisor to the Fund since its inception on March 22, 1989 and is located at 11 Greenway Plaza, Suite 1919, Houston, TX 77046.

     AIM is a wholly-owned subsidiary of AIM Management, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046. Four of the five directors and certain of the officers of AIM are also executive officers of the Fund and their affiliations are shown above under the caption "General Information -- Executive Officers of the Fund." In addition, Nancy L. Martin, Vice President, General Counsel and Assistant Secretary of A I M Capital Management, Inc. ("AIM Capital"), Assistant Vice President, Assistant General Counsel and Assistant Secretary of AIM and Assistant General Counsel and Assistant Secretary of AIM Management, A I M Distributors, Inc. ("AIM Distributors"), A I M Fund Services, Inc. ("AIM Fund Services"), AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., AIM Global Ventures Co. and Fund Management Company; Samuel D. Sirko, Vice President, General Counsel and Assistant Secretary, AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc. and AIM Global Ventures Co., Assistant Vice President, Assistant General Counsel and Assistant Secretary of AIM and Assistant General Counsel and Assistant Secretary of AIM Management, AIM Capital, AIM Distributors, AIM Fund Services, and Fund Management Company; Stephen I. Winer, Assistant Vice President, Assistant General Counsel and Assistant Secretary of A I M Institutional Fund Services, Inc. ("AIM Institutional Fund Services") and Fund Management Company, Assistant Secretary of AIM, AIM Capital, AIM Distributors, AIM Fund Services, AIM Global Advisors Limited, A I M Global Associates, Inc.,
A I M Global Holdings, Inc. and AIM Global Ventures Co.; and Kathleen J. Pflueger, Assistant Secretary of AIM Management, AIM, AIM Capital, AIM Distributors, AIM Fund Services, AIM Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co., AIM Institutional Fund Services and Fund Management Company, are Assistant Secretaries of the Fund. Mary J. Benson, Assistant Vice President of AIM, serves as Assistant Treasurer of the Fund. AIM owns 100% of the outstanding common stock of: AIM Capital, a registered investment adviser; AIM Distributors, a registered broker-dealer; Fund Management Company, a mutual fund administrator and registered broker-dealer; AIM Fund Services and A I M Institutional Fund Services, registered transfer agents. AIM Capital owns 100% of the outstanding common stock of A I M Global Holdings, Inc. and A I M Global Holdings, Inc. owns 100% of the outstanding common stock of: A I M Global Associates, Inc., AIM Global Ventures Co., AIM Global Advisors Limited and A I M Global Management Company Limited. The address of each director and officer of AIM is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.

SHAREHOLDER PROPOSALS

     Shareholders who wish to present a proposal for action at the next annual meeting of shareholders of the Fund, to be held on or about April 30, 1996, should submit their proposal to the Secretary of the Fund by December 31, 1995.

OTHER MATTERS

     The directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.

                                          By Order of the Board of Directors,

                                          CAROL F. RELIHAN
                                          Secretary

March 15, 1995

                       AIM STRATEGIC INCOME FUND, INC.

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Proxy for Annual Meeting of Shareholders to be Held April 25, 1995

The shareholder hereby appoints Charles T. Bauer and Robert H. Graham and each of them (with full power of substitution) as proxies to vote for the shareholder all shares of AIM Strategic Income Fund, Inc. (the "Fund") which the shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on April 25, 1995 at 3:00 p.m. Central time, or any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournments thereof. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the reverse side upon the matters indicated.

If any other matters should come before the Meeting, the persons named in this Proxy will vote, act and consent with respect thereto in accordance with the views of management. The shareholder acknowledges receipt with this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement of the Board of Directors.

________________________________________________________________________________

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
________________________________________________________________________________

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

_____________________________________      _____________________________________

_____________________________________      _____________________________________

_____________________________________      _____________________________________

/X/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE

    1. The election of two Directors for the terms set forth in the proxy statement.

                For / /     Withhold / /     For All Except / /

                    GARY T. CRUM              OWEN DALY II

    2. Ratification of appointment of KPMG Peat Marwick LLP as independent auditors for the Fund for its fiscal year ending December 31, 1995.

                   For / /     Against / /     Abstain / /

If you do not wish your shares voted       THIS PROXY WHEN PROPERLY EXECUTED
"FOR" a particular nominee, mark the       WILL BE VOTED IN THE MANNER
"For All Except" box and strike a          DIRECTED HEREIN BY THE UNDERSIGNED
line through the nominee(s) name.          SHAREHOLDER(S).  IF NO DIRECTION IS
Your shares will be voted for the          MADE, THIS PROXY WILL BE VOTED
remaining nominee(s).                      FOR PROPOSALS 1 AND 2.



Please be sure to sign and date this Proxy.   Date _____________________________


____________________________________        ____________________________________
Shareholder sign here                       Co-owner sign here

Mark box at right if comments or address change have been made on the reverse side of this card. / /

                             RECORD DATE SHARES: